Exhibit (j)(i)

                               CONSENT OF COUNSEL


     We hereby consent to the use of our name and the references to our firm under the caption "Legal Counsel" included in or made a part of Post-Effective Amendment No. 58 to the Registration Statement of the Fifth Third Funds on Form N-1A under the Securities Act of 1933, as amended.

                                                            /s/ Ropes & Gray LLP
                                                            --------------------
                                                                Ropes & Gray LLP

Washington, D.C.
September 28, 2006